                                                                   EXHIBIT 23.1



                        Consent of Independent Auditors





     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-58035) of Racing Champions Corporation pertaining to Wheels Sports Group, Inc. 1996 Omnibus Stock Plan, of our report dated October 28, 1998, with respect to the combined financial statements of The Ertl Group included in this Current Report on Form 8K/A of Racing Champions Corporation dated June 28, 1999.

                                                  /s/ Ernst & Young LLP
                                                      Ernst & Young LLP


     Des Moines, Iowa
     June 28, 1999

                        Consent of Independent Auditors





     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-58037) of Racing Champions Corporation pertaining to Racing Champions Corporation Stock Incentive Plan, of our report dated October 28, 1998, with respect to the combined financial statements of The Ertl Group included in this Current Report on Form 8K/A of Racing Champions Corporation dated June 28, 1999.

                                                       /s/ Ernst & Young LLP
                                                           Ernst & Young LLP


     Des Moines, Iowa
     June 28, 1999

                        Consent of Independent Auditors





     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-50957) of Racing Champions Corporation pertaining to Racing Champions Corporation 1996 Key Employees Stock Option Plan, of our report dated October 28, 1998, with respect to the combined financial statements of The Ertl Group included in this Current Report on Form 8K/A of Racing Champions Corporation dated June 28, 1999.

                                                       /s/ Ernst & Young LLP
                                                           Ernst & Young LLP


     Des Moines, Iowa
     June 28, 1999

                        Consent of Independent Auditors





     We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-50959) of Racing Champions Corporation pertaining to the Racing Champions Corporation Stock Incentive Plan, of our report dated October 28, 1998, with respect to the combined financial statements of The Ertl Group included in this Current Report on Form 8K/A of Racing Champions Corporation dated June 28, 1999.

                                                       /s/ Ernst & Young LLP
                                                           Ernst & Young LLP


     Des Moines, Iowa
     June 28, 1999

                        Consent of Independent Auditors





     We consent to the incorporation by reference in the Registration Statement (Form S-8 to be filed June 28, 1999) of Racing Champions Corporation pertaining to Racing Champions Corporation Stock Incentive Plan, of our report dated October 28, 1998, with respect to the combined financial statements of The Ertl Group included in this Current Report on Form 8K/A of Racing Champions Corporation dated June 28, 1999.


                                                  /s/ Ernst & Young LLP
                                                      Ernst & Young LLP

     Des Moines, Iowa
     June 28, 1999

                        Consent of Independent Auditors





     We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-71629) of Racing Champions Corporation for the registration of 529,205 shares of its Common Stock, of our report dated October 28, 1998, with respect to the combined financial statements of The Ertl Group included in this Current Report on Form 8K/A of Racing Champions Corporation dated June 28, 1999.


                                                  /s/ Ernst & Young LLP
                                                      Ernst & Young LLP

     Des Moines, Iowa
     June 28, 1999